ACQUISITION (Tables)	12 Months Ended
Dec. 31, 2012
Allocation of Purchase Price

The allocation of the purchase price of US$16.84 million (RMB114.9 million) is as follows:

RMB
Cash	11,876,274
Subscription receivable	95,549,799
Fixed assets	3,650,947
Identifiable intangible assets:
In-process research and development	12,285,000
Backlog	2,730,000
Goodwill	10,870,537
Other assets	1,968,347
Liabilities assumed	(2,599,092)
Deferred tax liability	(5,981,135)
Noncontrolling interest at fair value	(15,417,870)

Total	114,932,807

Pro Forma Financial Information

The following pro forma financial information is not necessarily indicative of the results that would have occurred had the acquisition of Red 5 been completed at the beginning of the periods indicated, nor is it indicative of future operating results:

	Revenue	Net Loss
	RMB	RMB
Pro forma for 2010	108,513,582	(532,673,479)